Filed pursuant to Rule 497
File No. 333-178548

Supplement dated September 30, 2014
to
Prospectus dated April 28, 2014

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 28, 2014 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to (i) include an amendment to the Expense Support and Conditional Reimbursement Agreement with our Adviser and (ii) to reflect changes to our quarterly tender offers for repurchase of our shares.

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COVER PAGE

This supplement replaces the fourth bullet point on the Cover Page of the Prospectus with the following:

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We have implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us. We currently intend to conduct quarterly tender offers to allow our stockholders to sell their shares back to us. Any such tender offers will be at a price equal to the net asset value per share determined within 48 hours prior to the repurchase date.

PROSPECTUS SUMMARY

This supplement replaces the second paragraph in the section entitled “Prospectus Summary-Share Repurchase Program” on page 10 of the Prospectus with the following:

Our board of directors has authorized us to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers to allow our stockholders to sell their shares back to us. Tender offers will be conducted in accordance with Rule 13e-4 under the Exchange Act, and we expect the closing date of each tender offer to be on or about the last days of March, June, September and December, subject to weekends and holidays. Tender offers will be made at a price per share equal to the net asset value per share, as determined by us within 48 hours prior to the repurchase date. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares.

This supplement inserts the following paragraph immediately after the second paragraph in the section entitled “Prospectus Summary-Management and Incentive Fee Waiver” on page 11 of the Prospectus with the following:

On December 30, 2013, we entered into an expense support and conditional reimbursement agreement with our Adviser, which we subsequently amended on March 31, 2014, June 30, 2014 and September 30, 2014 and which, as amended, we refer to in this Prospectus as the Expense Reimbursement Agreement. Under the Expense Reimbursement Agreement, until December 31, 2014, or a prior date agreed by the parties, our Adviser, at its sole discretion, will pay to us up to 100% of our operating expenses. Under the terms of the Expense Reimbursement Agreement, our board of directors, at its discretion, may approve a conditional reimbursement repayment of unreimbursed 2014 expense support payments, upon the determination by our board of directors that we have achieved a reasonable level of expenses relative to our investment income and after we have reimbursed all outstanding expense support payments under our 2013 expense reimbursement agreement. For the year ended December 31, 2013, our Adviser made an expense support payment to us of $153,000, under the terms of our 2013 expense reimbursement agreement, which was applicable to the fourth quarter of 2013. The Expense Reimbursement Agreement may be terminated by us at any time and shall automatically terminate upon termination of the Advisory Agreement or upon liquidation or dissolution of us.

RISK FACTORS

This supplement replaces the first sentence of the risk factor entitled “Our share repurchase program allows us to repurchase your shares on a quarterly basis, subject to certain restrictions and limitations. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.” on page 38 of the Prospectus with the following:

In September 2013, we commenced a share repurchase program allowing us to repurchase approximately 10% of our weighted average number of outstanding shares in any 12-month period, allowing you to sell back your shares to us on a quarterly basis at a price equal to the net asset value per share, as determined within 48 hours of the repurchase date.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement removes the last sentence in the last paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview - Base Management Fee, Incentive Fee, Administrative Expense Waiver” on page 49 of the Prospectus and inserts the following paragraph immediately thereafter with the following:

On December 30, 2013, we and the Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, which we subsequently amended on March 31, 2014, June 30, 2014 and September 30, 2014, and which, as amended, we refer to in this Prospectus as the Expense Reimbursement Agreement. Under the Expense Reimbursement Agreement, until December 31, 2014 or a prior date mutually agreed to by both parties, the Adviser, at its sole discretion, will pay to us up to 100% of the Company’s operating expenses, which we refer to in this Prospectus as the Expense Support Payment, in order for us to achieve a reasonable level of expenses relative to its investment income, which we refer to in this Prospectus as the Operating Expense Objective. Under the Expense Reimbursement Agreement, operating expenses are defined as third party operating costs and expenses incurred by the Company between January 1, 2014 and December 31, 2014 under generally accepted accounting principles for investment management companies. The Board, in its discretion, may approve the repayment of such unreimbursed outstanding Expense Support Payments upon a determination by the Board that the Company has achieved the Operating Expense Objective during any calendar quarter. Under the Expense Reimbursement Agreement, any unreimbursed Expense Support Payments may be reimbursed by us within a period not to exceed three years from the date each respective Expense Support Payment is determined, but only after any outstanding Expense Support Payment amounts have been reimbursed under that certain Expense Support and Conditional Reimbursement Agreement, dated as of November 11, 2013, by and between us and the Adviser. Any Expense Support Payments that remain unreimbursed three years after such payment is determined will be considered permanently waived. The Expense Reimbursement Agreement may be terminated by us at any time, and shall automatically terminate upon termination of the Advisory Agreement or upon liquidation or dissolution of the Company.

This supplement updates the Prospectus to include this information where appropriate throughout the Prospectus, including on pages 92 and 96 of the Prospectus.

DESCRIPTION OF OUR SECURITIES

This supplement replaces the third paragraph in the section entitled “Description of our Securities - Share Repurchase Program” on page 38 of the Prospectus with the following:

Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased by us (i) during any calendar year to the proceeds we receive from the sale of our common stock under our distribution reinvestment plan during the trailing four quarters, and (ii) in any calendar quarter to 2.5% of the weighted average number of shares of common stock outstanding during the trailing four quarters, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We intend to offer to repurchase such shares on each date of repurchase at a price equal to the net asset value per share, as determined within 48 hours prior to the repurchase date.

SHARE REPURCHASE PROGRM

This supplement replaces the third paragraph in the section entitled “Share Repurchase Program” on page 123-124 of the Prospectus with the following:

Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased by us (i) during any calendar year to the proceeds we receive from the sale of our common stock under our distribution reinvestment plan during the trailing four quarters, and (ii) in any calendar quarter to 2.5% of the weighted average number of shares of common stock outstanding during the trailing four quarters, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We intend to offer to repurchase such shares on each date of repurchase at a price equal to the net asset value per share, as determined within 48 hours prior to the repurchase date.